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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Statement of Additional Information of the Seasons and Seasons Select II Variable Annuities, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company, of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the use of our report dated August 18, 2005, relating to the financial statements of Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005. We also consent to the use of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the incorporation by reference of our report dated August 18, 2005, relating to the financial statements of Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005, in the Seasons and Seasons Select II Variable Annuity Prospectuses, which constitute part of this Registration Statement. We also consent to the use in the Prospectuses of our report dated May 27, 2005, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Financial Statements" in such Prospectuses.



PricewaterhouseCoopers LLP
Los Angeles, California
August 26, 2005